_________________________________________________________________
_________________________________________________________________


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                          June 11, 1999


                       INDIANA ENERGY, INC.
      (Exact name of registrant as specified in its charter)


           Indiana                01-9091           35-1654378
(State of incorporation)(Commission File Number)(I.R.S. Employer
                                               Identification No.)

    1630 N. Meridian Street                           46202
     Indianapolis, Indiana                          (Zip Code)
     (Address of principal
executive offices)

Registrant's telephone number, including area code (317) 926-3351

_________________________________________________________________
_________________________________________________________________


Item 5.  Other Events.

     On June 14, 1999, Indiana Energy, Inc. and SIGCORP, Inc. jointly announced the signing of an Agreement and Plan of Merger. Pursuant to General Instruction F to Form 8-K, the following information is incorporated herein by reference and is attached hereto: (i) Agreement and Plan of Merger among Indiana Energy, Inc., Vectren Corporation and SIGCORP, Inc. dated June 11, 1999 (Exhibit 2); (ii) Indiana Energy, Inc. Stock Option Agreement dated as of June 11, 1999 (Exhibit 4.1); (iii) SIGCORP, Inc. Stock Option Agreement dated as of June 11, 1999 (Exhibit 4.2); and (iv) press release dated June 14, 1999 (Exhibit 99.1).

Item 7.   Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:


    Exhibit
         Number Description
            2 Agreement and Plan of Merger dated as of June 11, 1999, among Indiana Energy, Inc., SIGCORP, Inc. and Vectren
                Corporation

           4.1 Indiana Energy, Inc. Stock Option Agreement dated as of June 11, 1999

           4.2  SIGCORP, Inc. Stock Option Agreement dated as of June 11,
                1999

          99.1 Press release dated as of June 14, 1999 announcing Merger Agreement among Indiana Energy, Inc., Vectren
                Corporation and SIGCORP, Inc.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INDIANA ENERGY, INC.

Dated: June 14, 1999


                                     By:  /s/ Carl L. Chapman
                                         -----------------------------
                                         Chief Financial Officer

                                     By:  /s/ Jerome A.  Benkert
                                         -----------------------------
                                         Vice President and Controller